Exhibit 10.16

SUBSCRIPTION AGREEMENT ASP ISOTOPES INC.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

THE PURCHASE OF THE SHARES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

ASP Isotopes Inc., a Delaware corporation (hereinafter the “Company”), and the undersigned (hereinafter the “Subscriber”) agree as follows:

WHEREAS:

A. The Company desires to issue up to 3,000,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a price of $2.00 per share, in a “private placement” to persons who qualify as “accredited investors” (as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which is exempt from registration under the Securities Act; and

B. Subscriber desires to acquire that number of shares as is set forth on the signature page hereof (hereinafter the “Shares”) at the purchase price set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set- forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares from the Company at a price equal to $2.00 per share, and the Company agrees to sell the Shares to Subscriber in consideration of said purchase price.

1.2 The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and e-mail delivery of this Subscription Agreement to the Company at paul_mann@btinternet.com. Payment shall be made by to the Company by certified check or bank draft.

If you wish to wire your subscription funds, please contact the Company for further instructions. If you wish to send a certified check please contact the company for further instructions.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1	Subscriber hereby acknowledges, represents and warrants to the Company the following:

(A)	Subscriber acknowledges that the purchase of the Shares involves a high degree of risk and that the Company will require substantial additional funds to finance its operations, which may not be available on acceptable terms, or at all;

(B)	Subscriber has been furnished and has carefully reviewed the Company’s Confidential Offering Memorandum dated November 8, 2021 (the “Offering Memorandum”). Subscriber has not been furnished any offering literature other than the Offering Memorandum, and the undersigned has relied only on the information contained therein;

(C)	The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Offering Documents (including the “Forward Looking Statements” and “Risk Factors” sections of the Offering Memorandum). Subscriber acknowledges that there are many other risks that are not detailed in the Offering Memorandum that could adversely affect the Company and therefore the value of the investor’s investment. Subscriber recognizes that an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares. Subscriber represents that Subscriber is able to bear any loss associated with an investment in the Shares;

(D)	Subscriber has such knowledge, skill and experience in business, finance, securities, investments, including investment in unregistered securities, so as to be capable of evaluating the merits and risks of an investment in the Shares. With the assistance of the Subscriber’s own professional advisors, to the extent that the Subscriber has deemed appropriate, the Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Subscription Agreement. The Subscriber has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Shares and its authority to invest in the Shares;

(E)	Unless allowed to participated in this offering as a non-accredited investor by permission of the Board of Directors of the Company, the Subscriber is an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act;

(F)	Subscriber acknowledges that no public market for the Shares presently exists and, accordingly, Subscriber may not be able to liquidate its investment;

(G)	Subscriber acknowledges that the shares are subject to significant restrictions on transfer as imposed by state and federal securities laws, including but not limited to a minimum holding period of at least one (1) year;

(H)	Subscriber hereby acknowledges (i) that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (“SEC”) or by the securities regulator of any state; (ii) that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act; and (iii) that any certificate evidencing the Shares received by Subscriber will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND THAT SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(I)	Subscriber is acquiring the Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not wiTth a view to, or for resale in connection with, any distribution of the Shares.

(J)	Subscriber is not aware of any advertisement of the Shares or any general solicitation in connection with any offering of the Shares;

(K)	Subscriber acknowledges receipt and review of both the Certificate of Incorporation and bylaws of the Company, together with the opportunity and the Company’s encouragement to seek the advice and consultation of independent investment, legal and tax counsel;

(L)	Subscriber acknowledges and agrees that the Company has previously made available to Subscriber the opportunity to ask questions of and to receive answers from representatives of the Company concerning the Company and the Shares, as well as to conduct whatever due diligence the Subscriber, in its discretion, deems advisable. Subscriber confirms that Subscriber is not relying on any information communicated (written or oral) by any representatives of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Shares. It is understood that information and explanations related to the terms and conditions of the Shares shall not be considered investment or tax advice or a recommendation to purchase the Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Shares. Subscriber is relying solely upon information obtained during Subscriber’s due diligence investigation in making a decision to invest in the Shares and the Company.

REPRESENTATIONS BY THE COMPANY

3.1	The Company represents and warrants to the Subscriber that:

(A)	The Company is a corporation duly organized, existing and in good standing under the laws of the Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)	Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common stock in the capital of the Company.

3.2	The Company agrees that after an initial underwritten offering of the Common Stock pursuant to an effective registration statement of the Company filed under the Securities Act:

(A)	Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Common Stock (a “Piggyback Registration”), the Company shall give written notice to the holders of Shares purchased pursuant to this Agreement (“Registrable Securities”) of its intention to effect such a registration and, subject to Section 3.2(B), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 10 days after the Company’s notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. If any Piggyback Registration Statement pursuant to which holders of Registrable Securities have registered the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), such holder(s) shall have the right, but not the obligation, to be notified of and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(B)	If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the shares of Common Stock requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree.

TERMS OF SUBSCRIPTION

4.1 Upon acceptance of this subscription by the Company, all funds paid hereunder shall be immediately available to the Company for its use.

4.2 Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to Subscriber’s address indicated herein.

4.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of Delaware. Exclusive venue for any dispute arising out of this Subscription Agreement or the Shares shall be the local or federal courts sited in Delaware.

4.4 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

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ACCREDITED INVESTOR STATUS

5.1 ☐ By checking this box, Subscriber represents and warrants to the Company that the Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”). The Subscriber acknowledges having reviewed and considered the definition of “Accredited Investor” attached to this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the____ day of_________, 2021.

Number of Shares Subscribed For:

Total Purchase Price:

Individual:

Signature	US Citizen: Social Security #
Non-US Citizen: Tax I.D. or ITIN, etc.

Print or Type Full Name

Address
Company, Corporation or Other Entity:

Print or Type Full Name of Entity	Taxpayer I.D. No.

By: Signature

Address

Print or Type Full Name of Signatory

Print or Type Title or Position of Signatory

ACCEPTED BY: ASP ISOTOPES INC.

The undersigned hereby accepts the above subscription for the Shares on behalf of the Company.

Signature of Authorized Signatory:

Name of Authorized Signatory:	Paul Mann

Date of Acceptance:

Accredited Investor Definition

The Subscriber will be an “Accredited Investor” as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”) if the Subscriber is any of the following:

(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the SEC under section 203(l) or (m) of the Investment Advisers Act of 1940; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth1 with that person’s spouse or spousal equivalent, exceeds $1,000,000.

For these purposes “net worth” means the excess of:

●	such person’s total assets at fair market value (including all personal and real property, but excluding the estimated fair market value of such person’s primary residence)

minus

●	such person’s total liabilities.

[1]	Note to paragraph (5): For the purposes of calculating joint net worth in this paragraph (5): joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard of this paragraph (5) does not require that the securities be purchased jointly.

For these purposes, “liabilities”: (1) exclude any mortgage or other debt secured by such person’s primary residence in an amount of up to the estimated fair market value of that residence; but (2) include any mortgage or other debt secured by such person’s primary residence in an amount in excess of the estimated fair market value of that residence.

(6) Any natural person who had an individual income exceeded $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent exceeded $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

(8) Any entity in which all of the equity owners are accredited investors;

(9) Any entity, of a type not listed in paragraphs (1), (2), (3), (7), or (8) above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

(10) Any individual holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (e.g., Licensed General Securities Representative (Series 7); Licensed Investment Adviser Representative (Series 65); or Licensed Private Securities Offerings Representative (Series 82));

(11) Any individual who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act, of the issuer of the securities being offered where the issuer is a private fund (excluded from the definition of investment company in Section 3(c)(1) or 3(c)(7));

(12) Any “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940:

●	with assets under management in excess of $5 million;

●	that is not formed for the specific purpose of acquiring the securities being offered; and

●	whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of the prospective investment.

(13) Any “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements above and whose prospective investment in the issuer of the securities being offered is directed by the family office pursuant to the third sub-bullet above.